UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 7, 2024

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Co-Chief Executive Officers

On February 7, 2024, the Board of Directors (the “Board”) of Paycom Software, Inc. (the “Company”) appointed Christopher G. Thomas as Co-Chief Executive Officer of the Company. Mr. Thomas will serve as Co-Chief Executive Officer alongside Chad Richison, who has served as the Company’s Chief Executive Officer and President since he founded the Company in 1998 and as Chairman of the Board since August 2016. Effective February 7, 2024, Mr. Richison’s new title is Co-Chief Executive Officer, President and Chairman of the Board.

Mr. Thomas, 46, has served as the Company’s Chief Operating Officer since September 2023 and, as Co-Chief Executive Officer, he will continue to fulfill the role of principal operating officer. Since joining the Company in 2018, Mr. Thomas served in a variety of leadership roles in operations and client service, including as Vice President of Operations from July 2022 to March 2023 and as Senior Executive Vice President of Operations from March 2023 to September 2023. Prior to joining Paycom, he was a senior manager of business systems at Love’s Travel Stops for over seven years. Mr. Thomas’s career has spanned from small business ownership to leadership roles across multiple industries. He earned his bachelor’s degree in business administration from the University of Oklahoma.

There are no arrangements or understandings between Mr. Thomas and any other person pursuant to which Mr. Thomas was named Co-Chief Executive Officer of the Company. Mr. Thomas does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to become a director or executive officer. Mr. Thomas does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Co-Chief Executive Officer Compensation

As Co-Chief Executive Officers, each of Messrs. Richison and Thomas will be paid an annual base salary of $800,000, effective as of the Company’s next regularly scheduled payroll date. In addition, the Compensation Committee of the Board approved the grant of the following equity awards to Mr. Thomas, in each case effective February 7, 2024: (i) an award of 17,209 time-based restricted stock units (“RSUs”), subject to the terms and conditions of the Paycom Software, Inc. 2023 Long-Term Incentive Plan (the “LTIP”) and a Restricted Stock Unit Award Agreement – Time-Based Vesting (Executive) (the “RSU Award Agreement”), which provides that 4,104 RSUs will vest on February 5, 2025, 4,105 RSUs will vest on February 5, 2026 and 9,000 RSUs will vest on February 5, 2027 (the “RSU Award”); (ii) an award of 15,000 performance-based restricted stock units (“PSUs”), subject to the terms and conditions of the LTIP and a Restricted Stock Unit Award Agreement – Performance-Based Vesting (the “PSU Award Agreement”), which provides for performance-based vesting based on a revenue performance goal (the “PSU Award”); and (iii) an award of 4,104 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), subject to the terms and conditions of the LTIP and a Stock Award Agreement (the “Stock Award Agreement”), which provides for immediate vesting of such shares (the “Stock Award” and, collectively with the RSU Award and the PSU Award, the “Thomas Awards”). The foregoing descriptions of the terms of the RSU Award Agreement, the PSU Award Agreement and the Stock Award Agreement are not complete and are qualified in their entirety by reference to the full text of each of the RSU Award Agreement, the PSU Award Agreement and the Stock Award Agreement, respectively, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Thomas Letter Agreement

On February 7, 2024, the Company and Mr. Thomas entered into a letter agreement (the “Thomas Letter Agreement”) setting forth certain terms of Mr. Thomas’s employment and the compensation he is to receive as Co-Chief Executive Officer, including but not limited to (i) his annual base salary, as described above, (ii) the Thomas Awards, as described above, and (iii) an automobile allowance of $1,000 per month. The foregoing description of the terms of the Thomas Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Thomas Letter Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Richison Letter Agreement; Forfeiture of 2020 CEO Performance Award

As previously disclosed, on November 23, 2020, the Company granted to Mr. Richison a performance-based equity award consisting of 1,610,000 shares of restricted Common Stock (the “2020 CEO Performance Award”). On February 7, 2024, the Company and Mr. Richison entered into a letter agreement (the “Richison Letter Agreement”) pursuant to which, among other things, Mr. Richison acknowledged and agreed that the change in his position from Chief Executive Officer to Co-Chief Executive Officer triggers the termination and forfeiture of the 2020 CEO Performance Award in accordance with its terms. In addition, pursuant to the Richison Letter Agreement, the Second Amended and Restated Executive Employment Agreement, dated March 9, 2020, by and between the Company and Mr. Richison, was amended to (i) contemplate Mr. Richison’s new title and (ii) clarify provisions related to Mr. Richison’s existing private aircraft and personal security benefits. The foregoing description of the terms of the Richison Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Richison Letter Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2024, the Board approved amended and restated bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws, which are effective February 7, 2024, provide that the Board may, by resolution, appoint two persons to the same office, such that an officer position may be filled by two individuals serving simultaneously. Prior to this amendment and restatement, the existing bylaws did not expressly contemplate two persons serving in an officer position simultaneously.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 7, 2024, the Company issued a press release announcing the appointment of Mr. Thomas as Co-Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Paycom Software, Inc.

10.1	Form of Restricted Stock Unit Award Agreement – Time-Based Vesting (Executive) (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the Securities and Exchange Commission on May 4, 2023).

10.2	Form of Restricted Stock Unit Award Agreement – Performance-Based Vesting.

10.3	Form of Stock Award Agreement.

10.4	Letter Agreement, by and between Paycom Software, Inc. and Christopher G. Thomas, dated February 7, 2024.

10.5	Letter Agreement, by and between Paycom Software, Inc. and Chad Richison, dated February 7, 2024.

99.1	Press Release issued February 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: February 7, 2024	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer